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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   April 14, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


            DELAWARE                 1-7882              94-1692300
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 (State or other jurisdiction     (Commission        (I.R.S. Employer
       of incorporation)          File Number)      Identification No.)


       One AMD Place,
       P.O. Box 3453
       Sunnyvale, California                          94088-3453
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(address of principal executive offices)              (Zip Code)


Registrant's telephone number,
 including area code:                                 (408) 732-2400
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Item 5.  Other Events.
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     On April 14, 1999, Advanced Micro Devices, Inc. announced a net loss of
$128,367,000 on revenues of $631,593,000 for its first quarter, ended March 28, 1999. The loss amounted to $0.88 per share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated April 14, 1999.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MICRO DEVICES, INC.
                                           (Registrant)


                                                 /s/ Francis P. Barton
Date:  April  22, 1999                    By: _____________________________
                                              Francis P. Barton
                                              Senior Vice President and
                                              Chief Financial Officer

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                                 Exhibit Index
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Exhibit Number   Exhibit
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      99         Press release dated April 14, 1999.